Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2011
Financial Instruments:
Prepayments and Other Current Assets

7.               PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets are comprised of:

	December 31, 2011	December 31, 2010
VAT and other taxes recoverable	453,264	308,427
Prepayments and advances for materials	101,650	128,184
Capitalized loan origination fees	35,604	30,071
Other receivables	24,865	15,613
Bank deposits with original maturities over 90 days	7,283	200,060
Short-term loans issued	2,561	13,280
Certificates of deposit	–	3,615
Promissory notes received	325	8,058
Other current assets	28,733	30,343
Total prepayments and other current assets	654,285	737,651

The following summarizes the changes in the allowance for doubtful accounts included in prepayments, other current assets and advances for materials for the years ended December 31:

	2011	2010	2009
Balance at beginning of year	(16,174)	(15,734)	(19,892)
Recovery of allowance (allowance for) for doubtful accounts	3,561	(1,366)	3,365
Translation difference	(645)	926	793
Balance at end of year	(13,258)	(16,174)	(15,734)

Generally in Russia, VAT related to sales is payable to the tax authorities on an accrual basis based upon invoices issued to the customer. VAT incurred on purchases may be reclaimed, subject to certain restrictions, against VAT related to sales. VAT related to purchase transactions, which is not yet reclaimable against VAT related to sales as of the balance sheet dates, is recognized in the balance sheets on a gross basis, i.e. as other current assets and taxes and social charges payable.

The capitalized origination fees on the Group’s loans in the amount of $35,604 and $30,071 as of December 31, 2011 and 2010, respectively, are being amortized using the effective interest method over the loan term. The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt.